UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  April 23, 2019

(Date of earliest event reported)

FORD MOTOR COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]                                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]                                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]                                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]                                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 23, 2019, Ford Motor Company (“Ford”) entered into the Fifteenth Amendment (the “Fifteenth Amendment”) to its Credit Agreement dated as of December 15, 2006, as amended and restated as of November 24, 2009, as amended and restated as of April 30, 2014, and as further amended and restated as of April 30, 2015 (as amended, supplemented, or otherwise modified from time to time prior to April 23, 2019, the “Existing Credit Agreement”) among Ford, the subsidiary borrowers from time to time party thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto.  The Fifteenth Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

As a result of the Fifteenth Amendment, the Existing Credit Agreement has been amended effective as of April 23, 2019.

Prior to the Fifteenth Amendment, lenders held revolving commitments totaling $13.4 billion, with 75% of the commitments maturing on April 30, 2023 and 25% of the commitments maturing on April 30, 2021, and Ford had allocated $3 billion of commitments to Ford Motor Credit Company LLC (“Ford Credit”).  As a result of the Fifteenth Amendment, lenders have maintained total revolving commitments of $13.4 billion and the respective maturity dates have been extended by one year to April 30, 2024 for 75% of the commitments and to April 30, 2022 for 25% of the commitments.  The allocation of $3 billion of commitments to Ford Credit on an irrevocable and exclusive basis remains in place.

Also on April 23, 2019, Ford entered into a Revolving Credit Agreement (the “Supplemental Revolving Credit Agreement”) among Ford, the several lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.  The Supplemental Revolving Credit Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference herein.  The lenders under the Supplemental Revolving Credit Agreement have provided $2 billion of commitments to Ford with a maturity date of April 30, 2022.

Also on April 23, 2019, Ford entered into a Term Loan Credit Agreement (the “Supplemental Term Loan Credit Agreement”) among Ford, the several lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.  The Supplemental Term Loan Credit Agreement is attached hereto as Exhibit 10.3 and is incorporated by reference herein.  The lenders under the Supplemental Term Loan Credit Agreement have provided $1.5 billion of commitments to Ford with a maturity date of December 31, 2022.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 10.1	Fifteenth Amendment dated April 23, 2019 to the	Filed with this Report
Credit Agreement dated as of December 15, 2006,
as amended and restated as of November 24, 2009,
as amended and restated as of April 30, 2014,
as amended and restated as of April 30, 2015,
and as further amended
Exhibit 10.2	Revolving Credit Agreement dated April 23, 2019	Filed with this Report
Exhibit 10.3	Term Loan Credit Agreement dated April 23, 2019	Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: April 25, 2019	By:	/s/ Corey M. MacGillivray
Corey M. MacGillivray
Assistant Secretary